UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549



                                     FORM 8-K



                                 CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) November 19, 2002


                      OP-TECH Environmental Services, Inc.
            (Exact name of registrant as specified in its charter)



           Delaware                  0-19761                 91-1528142
 (State or other jurisdiction      (Commission               (IRS Employer
       of incorporation)           File Number)            Identification No.)



           6392 Deere Road, Syracuse, NY                    13206
          (Address of principal executive offices)        (Zip Code)


                                (315) 463-1643
               (Registrant's telephone number, including area code)

Item 4. Changes in Registrant's Certifying Accountant

a) Previous independent accountants.

  i) On November 19, 2002, OP-TECH Environmental Services, Inc. ("OP-TECH") dismissed PricewaterhouseCoopers LLP ("PWC"), which had previously served as independent accountants for OP-TECH.

  ii) The report of PWC on the consolidated financial statements of OP-TECH as of and for the fiscal year ended December 31, 2001, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

  iii) The report of PWC on the consolidated financial statements of OP-TECH as of and for the fiscal year ended December 31, 2000, contained no adverse opinion or disclaimer of opinion and was not qualified as to audit scope or accounting principles. The report of PWC on the consolidated financial statements of OP-TECH as of and for the fiscal year ended December 31, 2000, contained an opinion modified as to uncertainty related to the ability of OP-TECH to continue as a going concern.

  iv) The change in independent accountants was approved by OP-TECH's Board of Directors.

  v) In connection with its audit for the fiscal years ended December 31, 2001 and 2000, and in the interim period from January 1, 2002 through November 19, 2002, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC would have caused PWC to make reference to such disagreements in its report on the consolidated financial statements for such years.

  vi) During the fiscal years ended December 31, 2001 and 2000, and in the interim period from January 1, 2002 through November 19, 2002, there were no "reportable events" as that term is defined in Item
      304(a) (1) (v) of Regulation S-K of the Securities and Exchange Commission ("SEC").

  vii) OP-TECH has requested that PWC furnish it with a letter addressed to the SEC stating whether or not PWC agrees with the above statements. A copy of this letter, Dated November 25, 2002, is filed as Exhibit A to this Form 8-K.

b) New independent accountants

  i) On November 19, 2002, OP-TECH engaged Dannible & McKee, LLP ("D&M") as its new independent accountants. The engagement of D&M was approved by OP-TECH's Board of Directors. During the fiscal years ended December 31, 2001 and 2000, and in the interim period from January 1, 2002 through November 19, 2002, OP-TECH has not consulted with D&M regarding either:

    (1) The application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on OP-TECH's financial statements, and neither a written report was provided to OP-TECH nor oral advice was provided that D&M concluded was an important factor considered by OP-TECH in reaching a decision as to any such accounting, auditing, or financial reporting issue; or

    (2) Any matter that was either the subject of a "disagreement", as that term is defined in Item 304(a) (1) (iv) of regulation S-K and the related instructions to Item 304 of Regulation S-K, or a "reportable event", as that term is defined in Item 304 (a) (1) (v) of Regulation S-K.

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      OP-TECH Environmental Services, Inc.
                                                  (Registrant)





Date: November 25, 2002    /s/ Christopher J. Polimino
                           Christopher J. Polimino
                           President and Chief Executive Officer

                           /s/ Douglas R. Lee
                           Douglas R. Lee
                           Chief Financial Officer and Treasurer

                               Exhibit A


November 25, 2002

Securities & Exchange Commission
450 Fifth Street, NW
Washington, DC 20549


Commissioners:

We have read the statements made by OP-TECH Environmental Services, Inc., which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated November 25, 2002. We agree with the statements concerning our Firm in such Form 8-K.


Very truly yours,

/s/ PricewaterhouseCoopers LLP



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